AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

                           J.B. POINDEXTER & CO, INC.
                              1100 Louisiana Street

                                   Suite 5400

                              Houston, Texas 77002

                                                               June __, 1999


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Ladies and Gentlemen:

     Congress Financial Corporation ("Lender"), J.B. Poindexter & Co., Inc. ("Borrower"), EFP Corporation ("EFP"), Lowy Group, Inc. ("Lowy"), Magnetic Instruments Corp. ("MIC"), Morgan Trailer Mfg. Co. ("Morgan"), Truck Accessories Group, Inc. ("TAG"), and Raider Industries Inc. ("Raider"; and together with EFP, Lowy, MIC, Morgan and TAG, each individually, a "Guarantor" and, collectively, "Guarantors") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of June 28, 1996, by and among Lender, Borrower and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated May 13, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 2 to Loan and Security Agreement, dated as of June 30, 1998, by and among Lender, Borrower and Guarantors (and as amended hereby and as heretofore amended or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), together with all other agreements, documents, supplements and instruments now or at any time hereafter executed and/or delivered by Borrower, Guarantors or any other person, with, to or in favor of Lender in connection therewith (all of the foregoing, together with this Amendment and the other agreements and instruments delivered hereunder, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the
"Financing Agreements"). For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein, shall have the respective meanings ascribed to them in the Loan Agreement.

         Borrower and Guarantors have requested that Lender amend Section 9.7(b)(viii)(E) of the Loan Agreement to decrease the number of days by which Lender must receive prior written notice of a sale of assets by Borrower or any Obligor. Lender is willing to do so to the extent and subject to the terms and conditions set forth herein.

         In consideration of the foregoing, the mutual agreements and covenants contained in this Amendment No. 3 to Loan and Security Agreement (this "Amendment"), and other good and valuable consideration, the adequacy and


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sufficiency of which are hereby  acknowledged,  Borrower,  Guarantors and Lender agree as follows:

1. Sale of Assets, Consolidation, Merger, Dissolution, Etc. Section 9.7(b)(viii)(E) of the Loan Agreement is hereby amended by deleting the reference to "ten (10) Business Days" contained therein and substituting "five
(5) Business Days" therefor.

1. Effect of this Amendment. Except for the specific amendment expressly set forth herein, no other changes or modifications to the Financing Agreements, and no waivers of any provisions thereof are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.
2.
3. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law).
4.
5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
6.
7. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
8.
9. Please sign in the space provided below and return a counterpart of this Amendment, whereupon this Amendment, as so agreed to and accepted by Lender, shall become a binding agreement among Borrower, Guarantors and Lender.
10.
11.                                      Very truly yours,
12.
13.                                      J.B. POINDEXTER & CO., INC.
14.
15.                                      By: __________________________
16.
17.                                      Title: _______________________
18.
19.
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AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION

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By: ___________________________

Title: ________________________


ACKNOWLEDGED AND
CONSENTED TO:

EFP CORPORATION

By: __________________________

Title: _______________________


LOWY GROUP, INC.

By: __________________________

Title: _______________________


MAGNETIC INSTRUMENTS CORP.

By: __________________________

Title: _______________________


MORGAN TRAILER MFG. CO.

By: __________________________

Title: _______________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


TRUCK ACCESSORIES GROUP, INC.

By: __________________________

Title: _______________________


RAIDER INDUSTRIES INC.

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By: __________________________

Title: _______________________